UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[     ]            Preliminary Proxy Statement
[     ]            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]            Definitive Proxy Statement
[     ]            Definitive Additional Materials
[     ]            Soliciting Material under Rule 14a-12

Leeward Investment Trust
(formerly, the Vertical Capital Investors Trust)

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]            No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculate and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[     ]            Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount Previously Paid:

2.	Form, Schedule, or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Oakhurst Defined Risk Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

NOTICE OF MEETING

September 25, 2015

The Leeward Investment Trust (formerly known as the Vertical Capital Investors Trust), on behalf of the Oakhurst Defined Risk Fund (formerly known as the Vertical Capital Defined Risk Fund), a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on October 23, 2015 at 3:00 p.m. Eastern Time. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:
1.	To approve an Investment Advisory Agreement for the Oakhurst Defined Risk Fund with OBP Capital, LLC, the Fund's proposed investment advisor;

2.	To approve an Investment Sub-Advisory Agreement for the Oakhurst Defined Risk Fund with OBP Capital, LLC, the Fund's proposed investment advisor, and Lido Advisors, LLC, the Fund's proposed investment sub-advisor; and

3.	To elect a nominee, Thomas R. Galloway, to serve as a member of the Board of Trustees, to hold office for an indefinite term, and until his successor is duly elected and qualified; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September 15, 2015 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
Leeward Investment Trust

/s/ Matthew J. Beck

Matthew J. Beck
Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by facsimile and electronic mail. See "Voting Procedures" in the Proxy Statement for additional information.

Oakhurst Defined Risk Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROXY STATEMENT

September 25, 2015

The Leeward Investment Trust, a Delaware statutory trust, on behalf of the Oakhurst Defined Risk Fund (formerly known as the Vertical Capital Defined Risk Fund), a series of the Trust, will hold a Special Meeting of Shareholders on October 23, 2015 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trust's telephone number is (252) 972-9922.
Shareholders of record of the Fund at the close of business on September 15, 2015 (the "Record Date") are entitled to vote at the Special Meeting. This proxy statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed Investment Advisory Agreement for the Oakhurst Defined Risk Fund, approving a proposed Investment Sub-Advisory Agreement for the Oakhurst Defined Risk Fund and electing Thomas R. Galloway as a Trustee of the Trust, as summarized below in the Proposal. Unsigned proxies will not be counted as present at the meeting.
Proxies submitted by mail should be sent to Nottingham Shareholder Services, LLC at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.
This proxy statement is being furnished by the Fund to its shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of all of the Fund's shareholders as of the Record Date with respect to each proposal indicated in the table below.
Fund	Proposals
Oakhurst Defined Risk Fund	To approve an Investment Advisory Agreement for the Oakhurst Defined Risk Fund with OBP Capital, LLC, the Fund's proposed investment advisor.

To approve an Investment Sub-Advisory Agreement for the Oakhurst Defined Risk Fund with OBP Capital, LLC, the Fund's proposed investment advisor, and Lido Advisors, LLC, the Fund's proposed investment sub-advisor.

To elect a nominee, Thomas R. Galloway, to serve as a member of the Board of Trustees, to hold office for an indefinite term, and until his successor is duly elected and qualified.
To transact such other business as may properly come before the meeting or any adjournments thereof.

Oakhurst Defined Risk Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

OTHER INFORMATION

September 25, 2015

Voting Securities
The Oakhurst Defined Risk Fund (formerly known as the Vertical Capital Defined Risk Fund) is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of September 15, 2015, the Record Date, there were 3,003,056.000 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund's Trustees and officers did not own shares of the Fund.
Oakhurst Defined Risk Fund
 Institutional Class Shares

Name and Address of Beneficial Owner	Number of Shares	Percent
Charles Schwab and Co., Inc. 211 Main Street San Francisco, CA 94105	888,731.263 Shares	30.05%
NFS FBO William H & Kathryn Scripps TT U/A 06/9/1992 PO Box 2322 Santa Fe, CA 92067	1,984,918.651 Shares	67.12%

Advisor Class Shares

Name and Address of Beneficial Owner	Number of Shares	Percent
Charles Schwab and Co., Inc. 211 Main Street San Francisco, CA 94105	27,948.954 Shares	61.32%
NFS FBO James E Wagoner 6215 Woodlake Avenue Woodlands Hills, CA 91367	2,475.248 Shares	5.43%

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Voting Procedures
Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.
The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposals are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.
The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.
A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to the Fund or (ii) more than 50% of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) Investment Company Act of 1940, is required for approval of the proposals.
If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
Shareholder Proposals
The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund's shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Fund does not hold annual meetings of shareholders.
Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail. In addition, a shareholder may revoke a proxy by delivering a written notice to Jennifer L. Vick of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.

Proxy Solicitation; Expenses
The Fund's Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and OBP without additional compensation or, if necessary, a commercial firm retained for this purpose. Lido will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. Lido estimates that they will spend approximately $8,000 in total costs for soliciting shareholder proxies.
The Fund's Investment Advisor, Sub-Advisor, Principal Underwriter, and Administrator
The current investment advisor for the Fund is OBP Capital, LLC, with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Fund's current investment sub-advisor is Lido Advisors, LLC, with an address at 9100 Wilshire Boulevard, Suite 350W, Beverly Hills, California 90212.  The Fund's principal underwriter is Capital Investment Group, Inc. with an address at 17 Glenwood Avenue, Raleigh North Carolina 27606. The Fund's administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Semi-Annual Report
The Fund's Semi-Annual Report for the fiscal period ended May 31, 2015, including audited financial statements, was mailed to shareholders of record on or about July 30, 2015. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Fund by writing Jennifer L. Vick at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.
September 25, 2015

By Order of the Board of Trustees

/s/ Theo Pitt

Theo Pitt
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on October 23, 2015: The proxy statement is available at http://www.ncfunds.com/Oakhurstproxy/

Oakhurst Defined Risk Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL

September 25, 2015

Proposal to Approve an Investment Advisory
Agreement between the Fund and OBP Capital, LLC

The Board of Trustees is proposing the approval of an Investment Advisory Agreement between the Oakhurst Defined Risk Fund (formerly known as the Vertical Capital Defined Risk Fund) and OBP Capital, LLC.  The Oakhurst Defined Risk Fund commenced operations on December 17, 2014.
The Current Interim Investment Advisory Agreement
The current interim Investment Advisory Agreement ("Interim Agreement") between the Oakhurst Defined Risk Fund (the "Fund") and OBP Capital, LLC ("OBP") was approved by the Board of Trustees at an special meeting held on June 5, 2015.  Prior to the approval of the Interim Agreement, the Fund's investment advisor was Vertical Capital Asset Management, LLC ("VCAM") and Lido Advisors, LLC (formerly, Lido Advisors, Inc.) ("Lido") was the Fund's investment sub-advisor, pursuant to an investment sub-advisory agreement between VCAM and Lido (the "Prior Sub-Advisory Agreement").  The Board was informed of VCAM's intent to resign as investment advisor to the Fund.  VCAM resigned as a result of financial challenges resulting from its advisory services to another registered investment company that was not a series of the Trust and had no relationship with OBP or Lido. VCAM is not related to OBP or the Nottingham Company, the Trust's administrator.  At its special meeting on June 5, 2015, the Board was informed that Lido, which has managed the assets of the Fund since its inception, desired to continue serving as sub-advisor to the Fund and requested that OBP Capital, LLC serve as investment advisor to the Fund, subject to Board and shareholder approval.  VCAM's resignation was effective July 7, 2015 and OBP began providing services to the Fund pursuant to an interim Investment Advisory Agreement.  The Board has since determined that it is in the best interest of the Fund and its shareholders for the Fund to enter into an Investment Advisory Agreement with OBP.
Under the terms of the Interim Agreement, OBP is entitled to a monthly fee from the Fund equal to the annualized rate of 1.00% of the Fund's average daily net assets. Other than the terms of Interim Agreement regarding Rule 15a-4 (as noted below), the terms of the Interim Agreement with OBP remain unchanged from the terms of the prior investment advisory agreement with VCAM.  For this compensation, OBP provides the Fund with a program of continuous supervision of its assets, including monitoring the Fund's sub-advisor. OBP also provides certain executive personnel to the Fund.  Under the terms of the interim Investment Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to OBP pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Agreement may be terminated by the Board on 10 days' written notice to OBP.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, OBP will be paid the lesser of the costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, including interest earned.  As of August 31, 2015, $18,742.81 in advisory fees payable to OBP pending approval of the Investment Advisory Agreement by shareholders pursuant to the terms of the Interim Agreement.

The Investment Advisory Agreement
The Board is proposing a change in investment advisors for the Fund. The Board has selected OBP as a new investment advisor for the Fund.  When evaluating the reasonableness of the proposed Investment Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Advisory Agreement, as further described below, including the nature of the services provided by OBP, as well as the costs of such services and the profits to be realized by OBP in providing such services. If the Investment Advisory Agreement is approved, OBP will pursue the investment strategy of the Fund by using Lido's self-developed hedged-hybrid model, by which Lido invests in a variety of hedging strategies.
If approved by shareholders, the Investment Advisory Agreement will take effect as soon as practicable following approval. More specifically, the fee schedule applicable to the Fund will remain the same (although overall fund expenses may be lower due to a decrease in acquired fund fees and expenses). With the exception of the investment adviser, all other terms of the Investment Advisory Agreement will remain unchanged.
The tables below show the shareholder fees and pro forma annual operating expenses for the Oakhurst Defined Risk Fund under both the current interim Investment Advisory Agreement and the proposed Investment Advisory Agreement.
Shareholder Fees
(fees paid directly from your investment)
Oakhurst Defined Risk Fund – Institutional Class	Current Agreement	Proposed Agreement
Maximum Sales Charge (Load) Imposed On Purchases(as a % of offering price) Redemption Fee Exchange Fee	None None None	None None None

Oakhurst Defined Risk Fund – Advisor Class	Current Agreement	Proposed Agreement
Maximum Sales Charge (Load) Imposed On Purchases(as a % of offering price) Redemption Fee Exchange Fee	None None None	None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Oakhurst Defined Risk Fund (Institutional)	Current Agreement	Proposed Agreement
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses[2]
Acquired Fund Fees and Expenses[3]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[2]
   Net Annual Fund Operating Expenses
	1.00% None 1.16% 0.06% 2.22% 0.66% 1.56%	1.00% None 1.16% 0.06% 2.22% 0.66% 1.56%

Oakhurst Defined Risk Fund (Advisor)	Current Agreement	Proposed Agreement
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses[1]
Acquired Fund Fees and Expenses[3]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[2]
   Net Annual Fund Operating Expenses
	1.00% 0.25% 1.16% 0.06% 2.47% 0.66% 1.81%	1.00% 0.25% 1.16% 0.06% 2.47% 0.66% 1.81%

1.            Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.

2.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.50% of the average daily net assets of the Fund through September 30, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees, and, with respect to Advisor Class shares, 12b-1 fees, and other expenses that are not waived under the Expense Limitation Agreement.
3.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, "Acquired Fund Fees and Expenses" are based on estimated expenses for the current fiscal year.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Oakhurst Defined Risk Fund (Institutional Class)

Current Agreement		Proposed Agreement
1 Year	3 Years	1 Year	3 Years
$159	$631	$159	$631

Oakhurst Defined Risk Fund (Advisor Class)

Current Agreement		Proposed Agreement
1 Year	3 Years	1 Year	3 Years
$748	$1,241	$748	$1,241

Other Material Terms of the Investment Advisory Agreement
The proposed Investment Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by OBP. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
Like the current Investment Advisory Agreement, the proposed Investment Advisory Agreement if approved by shareholders as proposed will continue to provide that OBP is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of OBP in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Advisory Agreement with OBP is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

About OBP Capital, LLC
OBP Capital, LLC is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Fund.
OBP is a limited liability company formed under the laws of the State of Delaware in 2013. OBP Capital, LLC is jointly owned by McIvy Company LLC, a limited liability company, and Katherine M. Honey, a principal of OBP Capital, LLC. The names, addresses, titles, and principal occupations of the officers of OBP are set forth below:
Name and Address	Title	Principal Occupation
Katherine M. Honey 116 South Franklin Street Rocky Mount, NC 27802	Managing Member of OBP Capital, LLC	Executive Vice President, The Nottingham Company
Matthew J. Beck 116 South Franklin Street Rocky Mount, NC 27802	Chief Compliance Officer of OBP Capital, LLC	General Counsel, The Nottingham Company

Ms. Honey and Mr. Beck also serve as Trust officers. Ms. Honey serves as President and Principal Executive Officer of the Trust, and Mr. Beck serves as Secretary of the Trust.
No Trustee of the Fund has any interest in OBP or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on June 5, 2015, the Board of Trustees, including the sole Independent Trustee (who is not an "interested person," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Advisory Agreement for the Oakhurst Defined Risk Fund. In considering whether to approve the Investment Advisory Agreement, the Trustee reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services to be provided by OBP; (2) the investment performance of the Fund and OBP; (3) the costs of the services to be provided and profits to be realized by OBP and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) OBP's practices regarding brokerage and portfolio transactions; and (6) OBP's practices regarding possible conflicts of interest.
At the meeting, the Trustee reviewed various informational materials, including, but not limited to: the current interim Investment Advisory Agreement and the proposed Investment Advisory Agreement; a memorandum from OBP to the Trustee explaining the rationale for the Investment Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustee in reviewing the Proposed Investment Advisory Agreement. The memorandum from OBP to the Trustee contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustee's review of OBP's compliance program included a review of OBP's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustee also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustee consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Advisory Agreement for the Fund.

1.	The nature, extent, and quality of the services provided by OBP. In considering the nature, extent, and quality of the services provided by OBP, the Trustee considered the responsibilities of OBP under the Investment Advisory Agreement, as well as the nature, extent, and quality of the services provided by OBP to the Fund under the proposed Investment Advisory Agreement. In that regard, the Trustee reviewed the services to be provided by OBP to the Fund, including, without limitation, the anticipated quality of its investment advisory services (including oversight and monitoring of Lido's sub-advisory services, providing services to ensure that the Fund fulfilled its regulatory and compliance obligations and other services) and its coordination of services for the Fund among their respective service providers. The Trustee also noted that Lido had requested the Board consider OBP as an investment advisor to the Fund upon the tender of VCAM's resignation and that Lido would continue to provide sub-advisory services through an Investment Sub-Advisory Agreement with OBP. The Trustee also considered that Lido requested OBP serve as the adviser to the Fund until Lido had established capabilities to assume advisory services for the Fund, at which time Lido and OBP would request the Board to consider Lido (or an entity formed by Lido's principals for the purpose of serving as the adviser) as the Fund's adviser. It was also noted that any new adviser would have to be approved by shareholders. The Trustee also noted that personnel of OBP would serve as officers of the Trust without additional compensation.
After reviewing the foregoing information and further information in the memorandum from OBP (e.g., descriptions of OBP's business, OBP's compliance programs, and OBP's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by OBP would be satisfactory and adequate for the Fund.
2.	Investment performance of the Fund and OBP. In considering the investment performance of the Fund and Advisor, the Trustee noted that the Fund's prior performance was attributable to the Fund's investment sub-advisor. Thus, the ability of the Trustee to consider the investment performance of the Fund with respect to OBP was limited. In that regard, the Trustee noted that OBP only recently had registered with the SEC as an investment adviser.
Given these circumstances, the Trustee reviewed the performance of the Fund since inception, as Lido would continue to provide sub-advisory services to the Fund and would provide day-to-day management of the Fund's portfolio, subject to OBP's oversight. The Trustee also considered the industry experience of OBP's personnel.  It was noted that the Fund's performance since inception was similar to and comparable to its peers, outperforming some and underperforming others.  Thus, after considering the Fund's investment performance since inception, that Lido would continue to provide sub-advisory services through an Investment Advisory Agreement with OBP and other factors, the Board concluded the investment performance of the Fund and OBP was satisfactory.
3.	Costs of the services to be provided and profits to be realized by OBP. In considering the costs of the services to be provided and profits to be realized by OBP and its affiliates from the relationship with the Fund, including any indirect benefits derived by OBP from the relationship with the Fund, the Trustee first noted that the management fee for the Fund is 1.00% of average daily net assets.
In considering the profitability of OBP in providing the services contemplated under the Investment Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by OBP. In particular, the Trustee noted that, as presented at the Board Meeting, OBP would be responsible for overseeing Lido in pursuing the Fund's investment strategy by using Lido's self-developed hedged-hybrid model, by which Lido invests in a variety of hedging strategies.
The Trustee reviewed and discussed the financial stability and profitability of OBP. The Trustee considered that OBP had only recent commenced operations.  The Trustee also noted that the owners of OBP would provide a letter of financial support to ensure that OBP had sufficient capital to provide advisory services to the Fund.  It was noted that the letter of financial support by the owners of OBP was intended to ensure that OBP would be able to meet its obligations under the Fund's Expense Limitation Agreement.  It was further noted that the letter of support would state that owners of OBP would provide sufficient resources to sustain OBP during its early stage of operations, so that it would have the financial means to pay any amounts owed under the Expense Limitation Agreement.

The Trustee then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Advisory Agreement would lower than of the comparable funds. The Trustee pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to OBP by the Fund were fair and reasonable in relation to the nature and quality of the services provided by OBP and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.	Extent to which economies of scale would be realized as the Fund grows. The Trustee reviewed the Fund's fee arrangement with OBP in order to evaluate the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustee noted that the Fund had only recently commenced operations and, consequently, they had limited operational history with which to evaluate the realization of economies of scale. The Trustee reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grow. The Trustee determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustee noted that the Fund was in a start-up phase and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.
The Trustee noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustee also noted that OBP was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustee determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by OBP.
5.	Practices regarding brokerage and portfolio transactions. In considering OBP's practices regarding brokerage and portfolio transactions, the Trustee considered OBP's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustee also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluate the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with OBP; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that OBP's practices regarding brokerage and portfolio transactions were satisfactory.
6.	Practices regarding conflicts of interest. In considering OBP's practices regarding conflicts of interest, the Trustee evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of OBP's code of ethics. The Trustee also considered potential conflicts arising from personnel of OBP being associated with the Fund's administrator. Following further consideration and discussion, the Board of Trustees indicated that OBP's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Having requested and received such information from OBP as the Trustee believed to be reasonably necessary to evaluate the terms of the proposed Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the sole Independent Trustee, approved the proposed Investment Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Conclusion
The Board of Trustees believes approval of the proposed Investment Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Oakhurst Defined Risk Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL

September 25, 2015

Proposal to Approve an Investment Sub-Advisory
Agreement between OBP Capital, LLC and Lido Advisors, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Oakhurst Defined Risk Fund (formerly known as the Vertical Capital Defined Risk Fund) between OBP Capital, LLC and Lido Advisors, LLC (previously known as Lido Advisors, Inc.).  The Oakhurst Defined Risk Fund commenced operations on December 17, 2014.
The Current Interim Investment Sub-Advisory Agreement
The current interim Investment Sub-Advisory Agreement ("Interim Sub-Advisory Agreement") between OBP Capital, LLC ("OBP") and Lido Advisors, LLC ("Lido") with respect to the Oakhurst Defined Risk Fund (the "Fund") was approved by the Board of Trustees at an special meeting held on June 5, 2015.  Prior to the approval of the Interim Agreement, the Fund's investment advisor was Vertical Capital Asset Management, LLC ("VCAM") and Lido Advisors, LLC ("Lido") was the Fund's investment sub-advisor, pursuant to an investment sub-advisory agreement between VCAM and Lido (the "Prior Sub-Advisory Agreement").  The Board was informed of VCAM's intent to resign as investment advisor to the Fund.  At its special meeting on June 5, 2015, the Board was informed that Lido, which has managed the assets of the Fund since its inception, desired to continue serving as sub-advisor to the Fund and requested that OBP serve as investment advisor to the Fund, subject to Board and shareholder approval.  VCAM's resignation was effective July 7, 2015 and OBP began providing services to the Fund pursuant to an interim Investment Advisory Agreement.  Lido provides services pursuant to the Interim Sub-Advisory Agreement. The Board has since determined that it is in the best interest of the Fund and its shareholders for the Fund to approve an Investment Sub-Advisory Agreement between OBP and Lido.
Under the terms of the Interim Sub-Advisory Agreement, Lido is entitled to a monthly fee from the Fund equal to the annualized rate of 0.50% of the Fund's average daily net assets. For this compensation, Lido provides the Fund with sub-advisory services, subject to the oversight of OBP.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to OBP, which will then pay such sub-advisory fees to Lido, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to OBP.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Lido will be paid by OBP the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of August 31, 2015, $18,742.81 in advisory fees payable to OBP pending approval of the Investment Advisory Agreement by shareholders pursuant to the terms of the Interim Agreement.

The Investment Sub-Advisory Agreement
The Board is proposing an increase in the sub-advisory fee paid to Lido under the Investment Sub-Advisory Agreement proposed to shareholders.  Under the proposed Investment Sub-Advisory Agreement, Lido would be paid a sub-advisory fee equal to the annualized rate of 0.80% of the Fund's average daily net assets (Lido, as stated above is currently paid a sub-advisory fee equal to 0.50% of the Fund's average daily net assets).  The overall advisory fee for the Fund charged to shareholders would not increase. The only change would be in the amount of the sub-advisory fee paid by the investment advisor to Lido.  The Board is proposing an increase in the sub-advisory fee as Lido will undertake a more active role in the management and distribution of the Fund going forward. When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by Lido, as well as the costs of such services and the profits to be realized by Lido in providing such services. If the Investment Sub-Advisory Agreement is approved, Lido will pursue the investment strategy of the Fund by using its self-developed hedged-hybrid model, by which it invests in a variety of hedging strategies.
If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval. More specifically, the fee schedule applicable to the Fund will remain the same. With the exception of the investment adviser and the change in the amount of overall advisory fee paid to Lido, all other terms of the Investment Sub-Advisory Agreement will remain unchanged. As stated above, the advisory fee will not increase due to the increase in the sub-advisory fee paid to Lido under the proposed Investment Sub-Advisory Agreement.
The tables below show the shareholder fees and pro forma annual operating expenses for the Oakhurst Defined Risk Fund under both the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
Shareholder Fees
(fees paid directly from your investment)
Oakhurst Defined Risk Fund – Institutional Class	Current Agreement	Proposed Agreement
Maximum Sales Charge (Load) Imposed On
Purchases(as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed;
charged upon any redemption of shares within 30
days of the issuance of such shares)
	None None None	None None None

Oakhurst Defined Risk Fund – Advisor Class	Current Agreement	Proposed Agreement
Maximum Sales Charge (Load) Imposed On
Purchases(as a % of offering price)
Maximum Deferred Sales Charge (Load) (as a % of
the lesser of amount purchased or redeemed)
Redemption Fee  (as a % of amount redeemed;
charged upon any redemption of shares within 30
days of the issuance of such shares)
	5.75% None None	5.75% None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Oakhurst Defined Risk Fund (Institutional)	Current Agreement	Proposed Agreement
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses[2]
Acquired Fund Fees and Expenses[3]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[2]
   Net Annual Fund Operating Expenses
	1.00% None 1.16% 0.06% 2.22% 0.66% 1.56%	1.00% None 1.16% 0.06% 2.22% 0.66% 1.56%

Oakhurst Defined Risk Fund (Advisor)	Current Agreement	Proposed Agreement
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses[1]
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[2]
   Net Annual Fund Operating Expenses
	1.00% 0.25% 1.16% 0.06% 2.47% 0.66% 1.81%	1.00% 0.25% 1.16% 0.06% 2.47% 0.66% 1.81%

1.            Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year. "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund.
2.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.50% of the average daily net assets of the Fund through September 30, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees, and, with respect to Advisor Class shares, 12b-1 fees, and other expenses that are not waived under the Expense Limitation Agreement.
3.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, "Acquired Fund Fees and Expenses" are based on estimated expenses for the current fiscal year.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Oakhurst Defined Risk Fund (Institutional Class)

Current Agreement		Proposed Agreement
1 Year	3 Years	1 Year	3 Years
$159	$631	$159	$631

Oakhurst Defined Risk Fund (Advisor Class)

Current Agreement		Proposed Agreement
1 Year	3 Years	1 Year	3 Years
$748	$1,241	$748	$1,241

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustee, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustee or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Lido or by OBP. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
Like the current Investment Sub-Advisory Agreement, the proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Lido is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Lido in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Lido is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.
About Lido Advisors, LLC
Lido Advisors, LLC is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Fund.
Lido is a limited liability company formed under the laws of the State of California in 2015 (Lido was previously organized as a corporation under California law). Lido is principally owned by Lido Advisors Holdings, LLC, a California limited liability company with a minority interest owned by K&W, LLC.  Lido Advisors Holdings, LLC is owned by principals of Lido: Gregory Kushner (through Kushner Holdings, Inc.); Jeffrey Westheimer; Jason Ozur; and Alyssa Weinberger.  The names, addresses, titles, and principal occupations of the officers of Lido are set forth below:
Name and Address	Title	Principal Occupation
Gregory P. Kushner 9100 Wilshire Boulevard Suite 350W Beverly Hills, CA 90212	President and CCO of Lido Advisors, LLC	President and CCO of Lido Advisors, LLC
Jeffrey J. Westheimer 9100 Wilshire Boulevard Suite 350W Beverly Hills, CA 90212	Senior Vice President of Lido Advisors, LLC	Senior Vice President of Lido Advisors, LLC
Jason J. Ozur 9100 Wilshire Boulevard Suite 350W Beverly Hills, CA 90212	Managing Director, Chief Investment Officer & Portfolio Manager of Lido Advisors, LLC	Managing Director, Chief Investment Officer & Portfolio Manager of Lido Advisors, LLC
Alyssa L. Weinberger 9100 Wilshire Boulevard Suite 350W Beverly Hills, CA 90212	Senior Vice President of Lido Advisors, LLC	Senior Vice President of Lido Advisors, LLC

No Trustee of the Fund has any interest in Lido or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on June 5, 2015, the Board of Trustees, including the sole Independent Trustee (who is not an "interested person," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Oakhurst Defined Risk Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustee reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Lido; (2) the investment performance of the Fund and Lido; (3) the costs of the services to be provided and profits to be realized by Lido and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Lido's practices regarding brokerage and portfolio transactions; and (6) Lido's practices regarding possible conflicts of interest.
At the meeting, the Trustee reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Lido to the Trustee explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustee in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Lido to the Trustee contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustee's review of Lido's compliance program included a review of Lido's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustee also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustee consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.	The nature, extent, and quality of the services provided by Lido. In considering the nature, extent, and quality of the services provided by Lido, the Trustee considered the responsibilities of Lido under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Lido to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustee reviewed the services to be provided by Lido to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of OBP; and its efforts to promote the Fund, grow the assets of the Fund, and otherwise assist in the distribution of the Fund's shares. The Board also noted that Lido would assume a greater responsibility for promoting the Fund and assisting in the growth in assets of the Fund under its relationship with OBP than previously under its relationship with VCAM.
After reviewing the foregoing information and further information in the memorandum from Lido (e.g., descriptions of Lido's business, Lido's compliance programs, and Lido's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Lido would be satisfactory and adequate for the Fund.
2.	Investment performance of the Fund and Lido. In considering the investment performance of the Fund and Advisor, the Trustee noted that the Fund's prior performance was attributable to Lido as the Fund's sub-advisor (pursuant to its Investment Sub-Advisory Agreement with VCAM). Given these circumstances, the Trustee reviewed the performance of the Fund since inception, as Lido would continue to provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception was similar to and exceeded most of its peers. Thus, after considering the Fund's investment performance since inception, that Lido would continue to provide sub-advisory services through an Investment Sub-Advisory Agreement with OBP and other factors, the Board concluded the investment performance of the Fund and OBP was satisfactory.

3.	Costs of the services to be provided and profits to be realized by Lido. In considering the costs of the services to be provided and profits to be realized by Lido and its affiliates from the relationship with the Fund, including any indirect benefits derived by Lido from the relationship with the Fund, the Trustee first noted that the overall management fee for the Fund is 1.00% of average daily net assets.
In considering the profitability of Lido in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Lido. In particular, the Trustee noted that, as presented at the Board Meeting, Lido would be responsible for pursuing the Fund's investment strategy by using its self-developed hedged-hybrid model, by which it invests in a variety of hedging strategies
The Trustee reviewed the financial statements for Lido and discussed the financial stability and profitability of the firm. The Trustee also noted that Lido had sufficient capital to provide advisory services to the Fund.
The Trustee then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would lower than of the comparable funds. The Trustee pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Lido by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Lido and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.	Extent to which economies of scale would be realized as the Fund grows. The Trustee reviewed the Fund's fee arrangement with OBP and Lido in order to evaluate the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustee noted that the Fund had only recently commenced operations and, consequently, they had limited operational history with which to evaluate the realization of economies of scale. The Trustee reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grow. The Trustee determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustee noted that the Fund was in a start-up phase and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.
The Trustee noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustee also noted that OBP was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustee determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Lido.
5.	Practices regarding brokerage and portfolio transactions. In considering Lido's practices regarding brokerage and portfolio transactions, the Trustee considered Lido's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustee also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluate the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Lido; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that Lido's practices regarding brokerage and portfolio transactions were satisfactory.

6.	Practices regarding conflicts of interest. In considering Lido's practices regarding conflicts of interest, the Trustee evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Lido's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Lido's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Having requested and received such information from Lido as the Trustee believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the sole Independent Trustee, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Oakhurst Defined Risk Fund
A series of the Leeward Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL

September 25, 2015

Proposal to Elect a Nominee, Thomas R. Galloway, to Serve as a Member of the Board of Trustees

The Board of Trustees is proposing the election of its nominee, Thomas R. Galloway (the "Trustee Nominee"), to serve as a member of the Board of Trustees of the Trust, to hold office for an indefinite term, and until his successor is duly elected and qualified.
The Board of Trustees believes the election of Mr. Galloway will benefit the Trust and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.
The purpose of this proposal is to elect an individual to serve on the Trust's Board of Trustees.  The By-Laws of the Trust provide that the number of seats on the Board of Trustees shall be fixed from time to time by a vote adopted by a majority of the Trustees.  The Board of Trustees is currently comprised of one Trustee, Theo H. Pitt, Jr., who is not an "interested person" of the Trust (as that term is defined in the Investment Company Act of 1940) ("Independent Trustee").  The Board of Trustees recently created a second seat on the Board of Trustees and nominated Thomas R. Galloway to fill the new vacancy as an Independent Trustee.  Mr. Galloway serves as a trustee for another investment company and has experience in investment management as a portfolio manager and would provide the Trust with broad knowledge of the investment management industry.

A new Trustee can only be appointed to the Board of Trustees by the sitting Trustee if at least two-thirds of the Trustees have been elected by shareholders after the appointment.  If the new Trustee Nominee is appointed by the Board of Trustees without an election by shareholders, the number of Trustees elected by the shareholders would represent fewer than two-thirds of the Board of Trustees.  Consequently, a shareholder meeting to elect a new Trustee is required.   Election of the Trustee will allow the Board to appoint new Trustees to fill future vacancies created by retirements, resignations, or an expansion of the Board.  The Board of Trustees, therefore, is asking shareholders to vote on the election of the Trustee Nominee in accordance with applicable provisions of the Trust's governing documents, Delaware law, and the Investment Company Act of 1940.

If the shareholders fail to elect the Trustee Nominee, then the Board of Trustees will consider alternative nominations.  If for any reason, the Trustee Nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board of Trustees may designate.  The Trust has no reason to believe that it will be necessary to designate a substitute nominee.  If the Trustee Nominee receives the affirmative vote of a majority of all votes cast at the Special Meeting, he will be elected so long as a quorum is present.

The Board of Trustees

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund's officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund's investment advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents.

The Trustee Nominee

The Board of Trustees has concluded, based on the Trustee Nominee's experience, qualifications, attributes, or skills, that the Trustee Nominee is qualified to serve on the Board of Trustees in light of the Trust's business and structure.  The Board of Trustees believes that the ability of the Trustee Nominee to review critically, evaluate, question and discuss information provided to him, to interact effectively with the Trust's investment advisor, other service providers, legal counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of his duties as a Trustee support this conclusion.  Please note that the Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

Mr. Galloway serves as an Independent Trustee for another registered investment company and would provide the Trust with broad knowledge of the mutual fund industry, particularly with respect to financial statements and contract negotiation.  Galloway has over twenty years of experience in the investment industry, particular with respect to high yield, bank loan, and distressed securities. He is currently an independent investor.

Mr. Galloway spent twelve years at Western Asset Management ("WAMCO"), where he served as an analyst and portfolio manager. Prior to joining WAMCO in 2000, Tom worked at Merrill Lynch Asset Management, where he analyzed multiple industry sectors. He began his investment career in 1992 at a boutique investment firm, where he specialized in high yield and distressed securities.

The following chart shows information for the Trustee Nominee, as well as each the current Trustee and officers of the Trust.  Unless otherwise indicated, the address of each Trustee and officer, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Nominee
Thomas R. Galloway, Age: 51	Trustee Nominee	n/a	Independent investor/self-employed (2012-present); Loan Analyst, Western Asset Management (2000-2012).	n/a	Independent Trustee of Prophecy Alpha Fund I (registered investment company).
Independent Trustees
Theo H. Pitt, Jr. Age: 78	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	2
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Starboard Investment Trust for its twenty-eight series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Other Officers
Katherine M. Honey Age: 41	President	Since 6/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer	Since 6/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Beck Age: 27	Secretary	Since 06/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Leadership Structure

The Board of Trustees currently includes one Independent Trustee.  Mr. Pitt, the Independent Trustees, is Chairman of the Board.  The Board of Trustees reviews its structure regularly and believes its current leadership structure is appropriate given the Trust's and the Board's current and historical small size and the fact that this size permits Trust management to communicate with each Independent Trustee as and when needed, and permits each Independent Trustee to be involved in each of the Board's committees and functions.

The Board of Trustees met four times during the fiscal year ended June 30, 2015.  Each Trustee attended all of the Board meetings.  The Board meets on quarterly basis, typically in person, but they may meet by telephone as permitted by the Investment Company Act of 1940.  Besides the quarterly meetings, may hold special meetings or meet an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees may from time to time engage consultants and other advisers to assist them in performing their oversight responsibilities.

The Board of Trustees has established a committee structure that includes an Audit Committee, Nominating Committee, Proxy Voting Committee, and Qualified Legal Compliance Committee (discussed in more detail below).  Each committee is comprised entirely of Independent Trustees.

Risk Oversight

With respect to risk oversight, the Board of Trustees seeks to understand the key risks facing the Fund, including those involving conflicts of interest, and how Trust management identifies, monitors, and controls those risks on an ongoing basis.  The quarterly meetings held by the Board of Trustees serve as an opportunity to consider and address these matters.  During these meetings, the Board of Trustees receives reports from Trust management, including the Trust's principal officers and chief compliance officer, and the Fund's service providers on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board of Trustees also may hold special meetings or communicate directly with the Trust's officers to address matters arising between regular meetings.

The Board of Trustees has appointed a Chief Compliance Officer who is responsible for administering the Funds' compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The Chief Compliance Officer has an active role in daily Fund operations and maintains a working relationship with the Fund's service providers.  The Chief Compliance Officer provides reports on the compliance program directly to the Board of Trustees, including an annual written report that summarizes his review and assessment of the adequacy of the compliance program.

Trustee Standing Committees

The Board of Trustees has established the following standing committees:

Audit Committee.  The Independent Trustee sits on the Audit Committee.  The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met once during the twelve-month period ended June 30, 2015.
Governance Committee. The Independent Trustee sits on the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the twelve-month period ended June 30, 2015.
Nominating Committee.  The Independent Trustee sits on the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee met once during the twelve-month period ended June 30, 2015.
Proxy Voting Committee.  The Independent Trustee sits on the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Sub-Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Sub-Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, investment sub-advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Sub-Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Sub-Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the twelve-month period ended June 30, 2015.
Qualified Legal Compliance Committee.  The Independent Trustee sits on the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the twelve-month period ended June 30, 2015.
Beneficial Equity Ownership Information.  The table below shows for the Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of June 30, 2015.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee In Family of Investment Companies*
Theo H. Pitt, Jr.	None	None
* Includes all the funds of the Trust managed by the Advisor.
Ownership of Securities of Advisor, Distributor, or Related Entities.  As of June 30, 3015, the Independent Trustee and/or his immediate family members did not own securities of the Advisor, Sub-Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor, Sub-Advisor, or Distributor.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust, the Advisor or the Sub-Advisor will receive no salary or fees from the Trust.  The Independent Trustee receives $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  Because the Fund has not been in operation for a full year, the following table presents the estimated compensation for the Trustee for the first full fiscal year.
Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to T rustees*
Theo H. Pitt, Jr.	$2,000	None	None	$4,000
*Each of the Trustees serves as a Trustee to all series of the Trust.
Conclusion

The Board of Trustees believes election of the Trustee Nominee to serve on the Trust's Board of Trustees will benefit the Fund and its shareholders.  The Board of Trustees recommends voting FOR this proposal.  In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

ATTACHMENT A
INVESTMENT ADVISORY AGREEMENT
between
LEEWARD INVESTMENT TRUST
and
OBP CAPITAL, LLC

INDEX

1.	APPOINTMENT OF THE ADVISOR	pg 3
2.	OBLIGATION OF THE ADVISOR	pg 4
3.	COMPENSATION	pg 6
4.	STATUS OF ADVISOR	pg 6
5.	RETENTION OF SUB-ADVISOR	pg 7
6.	LIMITATION OF LIABILITY AND INDEMNIFICATION	pg 7
7.	LIABILITY OF SHAREHOLDERS	pg 8
8.	REPRESENTATIONS AND WARRANTIES	pg 8
9.	NOTICE OF CHANGE IN CONTROL	pg 8
10.	DURATION AND TERMINATION	pg 8
11.	AMENDMENT OF AGREEMENT	pg 9
12.	STRUCTURE OF AGREEMENT	pg 9
13.	MISCELLANEOUS	pg 10

APPENDIX A		pg 12

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made and entered into as of this 27th day of August, 2015, by and between LEEWARD INVESTMENT TRUST, a Delaware statutory trust (the "Trust"), and OBP CAPITAL, LLC, a Delaware Limited Liability Company (the "Adviser"), located at 116 S Franklin Street, Rocky Mount, NC 27802 on behalf of the Oakhurst Defined Risk Fund series (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with the terms contained below, being herein referred to as a "Fund," and collectively as the "Funds.").

WHEREAS, The Trust is registered as an open-end management investment company under the Investment Company act of 1940, as amended (the "Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust offers such shares in the series named on Appendix A hereto; and

WHEREAS, the Adviser is or soon will be registered as an investment advisor under the Investment Advisers Act of 1940, and engages or will soon engage in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth, and the Adviser is willing to furnish such services;

NOW, THEREFORE, the parties hereto agree as follows:

1.	APPOINTMENT OF THE ADVISOR
The Trust appoints the Advisor as investment advisor to the Funds, each a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.

2.	OBLIGATIONS OF THE ADVISOR
Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Funds.

(a)	Services. The Advisor agrees to perform the following services for the Funds and Trust:

i.	Manage the investment and reinvestment of the assets of the Funds;

ii.	Continuously review, supervise, and administer the investment program of the Funds;

iii.	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Funds;

iv.	Provide the Funds and Trust with records concerning the Advisor's activities under this Agreement which the Funds and Trust are required to maintain;

v.	Render regular reports to the Trust's trustees and officers concerning the Advisor's discharge of the foregoing responsibilities; and

vi.	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Funds' objectives, policies, and limitations as set forth in the prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to each Fund and its other clients and that the total commission paid by each Fund will be reasonable in relation to the benefits to each Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Funds and Trust under this Agreement shall be the property of the Funds and Trust and, upon request, the Advisor shall surrender to the Funds and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

(f)
Code of Ethics.  The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, the Advisor will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Advisor has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-l) from violating the code.

3.	COMPENSATION

The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.

4.	STATUS OF ADVISOR
The services of the Advisor to the Funds and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Funds and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust's Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of each Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Funds or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.	RETENTION OF SUB-ADVISOR
Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisors, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisors shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-advisor in connection with the performance of the Advisor's duties hereunder.

6.	LIMITATION OF LIABILITY AND INDEMNIFICATION
The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Funds or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

Any liability of the Advisor to the Funds shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Funds shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Funds.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

7.	LIABILITY OF SHAREHOLDERS
Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

8.	REPRESENTATIONS AND WARRANTIES

(a)
Advisor's Representations.   The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Oregon and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
Trust's Representations.    The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

9.	NOTICE OF CHANGE IN CONTROL

The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days' notice is not possible.

10.	DURATION AND TERMINATION

This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:

(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and

(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice to the Funds and Trust.

(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.

11.	AMENDMENT OR ASSIGNMENT OF AGREEMENT

(a)
Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fun's' outstanding voting securities (as defined in the Investment Company Act of 1940).

(b)
Assignment.  The parties agree that assignment of this Agreement constitutes a material breach, and further that this Agreement shall terminate automatically and immediately in the event of its assignment.

12.	STRUCTURE OF AGREEMENT

The Trust is entering into this Agreement solely on behalf of the Funds.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	MISCELLANEOUS

(a)	Headings. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Use of Names.  The Trust acknowledges that all rights to the name "OBP Capital, LLC" belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

(c)	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

(d)	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

[Signatures on Following Page]

[Signature Page to Investment Advisory Agreement]

REPRESENTATION OF SIGNATORIES.                                                                                                  Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

LEEWARD INVESTMENT TRUST

By:
Name:
Title:

OBP CAPITAL, LLC

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

Appendix A

COMPENSATION SCHEDULE

For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of each of the Funds as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in the Funds' Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
1.Oakhurst Defined Risk Fund	1.00%

ATTACHMENT B
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of August 27, 2015 by and among Leeward Investment Trust, a Delaware Statutory Trust ("Trust"), OBP Capital, LLC, a Delaware Limited Liability Company ("Advisor") and Lido Advisors, LLC, a California Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Oakhurst Defined Risk Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated August 27, 2015, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.            Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
                       (a)            Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)	subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)	provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)                Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)                Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2.            Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 0.80% of the average daily net assets of the Fund, less certain marketing and operating expenses borne by the Advisor, as agreed to between the Advisor and Sub-Advisor.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor has also agreed to allow the Advisor to withhold from the Fee up to one-half of the Advisor's expenses under that certain Expense Limitation Agreement dated August 27, 2015, and any amendments thereto, between the Advisor and the Fund, as agreed to between the Advisor and Sub-Advisor.  The Fund will not pay a direct fee to the Sub-Advisor.

3.            Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.            Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5.            Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6.            Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7.            Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8.            Use of Names.

(a)            It is understood that the name "OBP Capital, LLC" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)            It is understood that the names "Lido Advisors, LLC" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.            Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10.            Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11.            Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

12.            Representations and Warranties.

(a)            Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of California and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)            Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a Limited Liability Company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13.            Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14.            Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Leeward Investment Trust
116 S Franklin Street,
Rocky Mount, NC 27802

If to the Advisor:
OBP Capital, LLC
116 S Franklin Street,
Rocky Mount, NC 27802

If to the Sub-Advisor
Lido Advisors, LLC
9100 Wilshire Boulevard
Suite 350 West
Beverly Hills, CA 90212

15.            Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16.            Miscellaneous.
(a)            The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.
(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)            Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.
(e)            The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.
(f)            The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).
(g)            This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST	INVESTMENT ADVISOR
LEEWARD INVESTMENT TRUST _________________________________	OBP CAPITAL, LLC _________________________________
By:	By:
Title:	Title

Investment Sub-Advisor
LIDO ADVISORS, LLC _________________________________
By:
Title:

INSTRUCTIONS FOR SIGNING PROXIES
The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.
1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.
2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.
3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:
Registration		Valid Signature

CORPORATE ACCOUNTS

(1)	ABC Corp.....................................................................................................	ABC Corp. John Doe, Treasurer

(2)	ABC Corp....................................................................................................	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe...........................................................................	John Doe, Treasurer

(4)	ABC Corp. Profit Sharing Plan.................................................................	John Doe, Trustee

PARTNERSHIP ACCOUNTS

(1)	The ABC Partnership.................................................................................	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership.....................................................	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1)	ABC Trust...................................................................................................	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78.........................................................	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

(1)	John B. Smith, Cust. f/b/o

	John B. Smith, Jr. UGMA/UTMA............................................................	John B. Smith

(2)	Estate of John B. Smith..............................................................................	John B. Smith, Jr., Executor

Leeward Investment Trust
OAKHURST DEFINED RISK FUND
Special Meeting of Shareholders on October 23, 2015
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Katherine M. Honey as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Oakhurst Defined Risk Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on October 23, 2015, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated September 25, 2015, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposals with respect to the Fund. You may only complete this proxy with respect to the Fund if you were a shareholder of record as September 15, 2015.
Proposal
To approve the proposed Investment Advisory Agreement with OBP Capital, LLC.	FOR AGAINST ABSTAIN □ □ □
To approve the proposed Investment Sub- Advisory Agreement between OBP Capital, LLC and Lido Advisors, LLC	FOR AGAINST ABSTAIN □ □ □
To elect a nominee, Thomas R. Galloway as a member of the Board of Trustees.	FOR AGAINST ABSTAIN □ □ □

THE PROXY IS AUTHORIZED IN HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
 [name / shares / account number]
In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com. By returning this proxy, you authorize the proxy to vote on the proposals as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory and sub-advisory agreements described and electing the Trustee Nominee as a Trustee of the Trust.

Signature:	Signature (if shares held jointly):

By:	By:
Print Name:	Print Name:
Date:	Dated:

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.